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                                                                    Consent 23.1

                        Consent of Independent Auditors


The Board of Directors
CIBER, Inc.:

We consent to the use of our report incorporated herein be reference and to the reference to our firm under the heading "Experts" in the joint proxy statement/prospectus of CIBER, Inc. on Form S-4.



                                    KPMG LLP


Denver, Colorado
June 28, 2001